Exhibit 32.1

Section 1350

CERTIFICATION

In connection with the Report of API Nanotronics Corp. (the “Company”) on Form 10-Q for the period ending August 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stephen Pudles, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stephen Pudles
Stephen Pudles Chief Executive Officer

October 10, 2008